UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2020

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

PSEG Power LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973
430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated Common Stock without par value	PEG	New York Stock Exchange
PSEG Power LLC 8.625% Senior Notes, due 2031	PEG31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information contained in Item 8.01 Other Events in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (“PSEG”) and PSEG Power LLC (“PSEG Power”). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSEG Power makes representations only as to itself and makes no other representations whatsoever as to any other company. The materials filed as Exhibit 99 are available on the pseg.com website under the investor tab, or at http://investor.pseg.com.

Item 8.01.	Other Events.
On December 8, 2020, PSEG issued a press release announcing (i) early tender results of its offer to exchange (the “Exchange Offer”) up to $500 million aggregate principal amount of new 8 5/8% senior notes due 2031 of PSEG (the “PSEG Notes”) for any and all (to the extent held by eligible noteholders, as described below) of the outstanding $500 million aggregate principal amount of 8 5/8% senior notes due 2031 of PSEG Power (the “Power Notes”) pursuant to the terms and conditions set forth in the Offer to Exchange and Consent Solicitation Statement, dated November 23, 2020 (the “Offer to Exchange”), (ii) an increase in the exchange consideration for Power Notes validly tendered after 5:00 P.M., New York City time, on December 7, 2020 and (iii) the withdrawal of its related consent solicitation. A copy of the Press Release is attached as Exhibit 99 to this Current Report on
Form 8-K and
is incorporated by reference herein.
The PSEG Notes are offered for exchange to only qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and to
non-U.S.
persons outside the United States in reliance on Regulation S under the Securities Act and to persons who are qualified investors in Relevant Member States (as defined in the Offer to Exchange) in reliance on the Prospectus Regulation (as defined in the Offer to Exchange). The Exchange Offer is not and the PSEG Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. In connection with the Exchange Offer and as described in the Offer to Exchange, PSEG will enter into a registration rights agreement, pursuant to which PSEG will be obligated to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange the PSEG Notes for new notes and to use commercially reasonable efforts to file a shelf registration statement to cover resales of the PSEG Notes under the Securities Act in the event that PSEG determines that a registered exchange offer is not available or may not be completed.
This report does not and will not constitute an offer to exchange or sell or a solicitation of an offer to buy or exchange any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state. The Exchange Offer will be made only by means of the Offer to Exchange and any supplements thereto.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99	Press Release of Public Service Enterprise Group Incorporated, dated as of December 8, 2020.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: December 8, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: December 8, 2020